Exhibit 10.28

EXECUTION VERSION

FIFTH AMENDMENT, dated as of May 23, 2007 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among EDUCATE OPERATING COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as documentation agent (the “Documentation Agent”), and JPMORGAN CHASE BANK, N.A. as administrative agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended term loans and made available revolving credit commitments to the Borrower on the terms set forth in the Credit Agreement;

WHEREAS, the Lenders have previously agreed to a waiver of compliance with the financial covenants of the Credit Agreement until May 31, 2007;

WHEREAS, the Borrower has requested that the Lenders extend the waiver of compliance with the financial covenants of the Credit Agreement until June 29, 2007; and

WHEREAS, the Lenders have consented to such waiver but only on the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION	1. DEFINITIONS.

1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION	2. AMENDMENTS TO SECTION 1.

2.1 Amendments to Section 1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by inserting the following definition in appropriate alphabetical order:

“Fifth Amendment”: the Fifth Amendment, dated as of May 23, 2007, to this Agreement.; and

(b) by inserting the following definition in appropriate alphabetical order:

“Fifth Amendment Effective Date”: as defined in the Fifth Amendment.

SECTION	3. WAIVER.

3.1 Waiver. The Lenders hereby waive solely for the period from June 1, 2007 and until June 29, 2007 (the “Waiver Period”) (A) compliance by the Borrower with the covenants contained in Sections 7.1(a), (b) and (c) of the Credit Agreement for the last day of, and for the period of four consecutive fiscal quarters ending with, the fiscal quarter of the Borrower ended December 31, 2006 and ended March 31, 2007, respectively and (B) any Default or Event of Default arising out of any non-compliance by the Borrower therewith or any breach by the Borrower of any representation or warranty made by it to the extent such breach would not have occurred but for such non-compliance.

SECTION	4. MISCELLANEOUS.

4.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) on which the Administrative Agent shall have received (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders and (b) an Acknowledgement and Consent in the form of Exhibit A attached hereto executed and delivered by each Loan Party other than the Borrower.

4.2 Representation and Warranties. After giving effect to the waiver contained herein, on the Fifth Amendment Effective Date, the Borrower hereby confirms that the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects; provided that each reference in such Section 4 to “this Agreement” shall be deemed to include this Amendment and the Credit Agreement, as modified by this Amendment.

4.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

4.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date after giving effect to this Amendment.

4.5 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

4.6 Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

EDUCATE OPERATING COMPANY, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	VP, Treasurer and Asst. Secretary

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Kathryn A. Duncan
Name:	Kathryn A. Duncan
Title:	Managing Director

MERRILL LYNCH CAPITAL,
a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent and as a Lender

By:	/s/ Kelli O’Connell
Name:	Kelli O’Connell
Title:	Vice President

Toronto Dominion (New York), LLC, as a Lender

By:	/s/ Bebi Yasin
Name:	Bebi Yasin
Title:	Authorized Signatory

Morgan Stanley Prime Income Trust, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Qualcomm Global Trading, Inc.

By:	Morgan Stanley Investment Management as Investment Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

MSIM Croton Ltd., as a Lender

By:	Morgan Stanley Investment Management as Collateral Manager

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Confluent 3 Limited, as a Lender

By:	Morgan Stanley Investment Management, Inc. as Investment Manager

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Zodiac Fund – Morgan Stanley US Senior Loan Fund, as a Lender

By:	Morgan Stanley Investment Management, Inc. as Investment Adviser

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

MSIM Peconic Bay, Ltd., as a Lender

By:	Morgan Stanley Investment Management, Inc. as Interim Collateral Manager

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

The Governor and Company of the Bank of Ireland, as a Lender

By:	/s/ Paul Clarke
Name:	Paul Clarke
Title:	Director

By:	/s/ Louise O’Connor
Name:	Louise O’Connor
Title:	Vice President

Atlas Loan Funding 1, LLC, as a Lender

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC
its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

Atlas Loan Funding 2, LLC, as a Lender

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

WB Loan Funding 4, LLC, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

General Electric Capital Corporation, as a Lender

By:	/s/ Martin J. Mahoney
Name:	Martin J. Mahoney
Title:	Duly Authorized Signatory

Antares Capital Corporation, as a Lender

By:	/s/ Martin J. Mahoney
Name:	Martin J. Mahoney
Title:	Duly Authorized Signatory

General Electric Capital Corporation, as
Administrator for, Merritt CLO Holding LLC, as a Lender

By:	/s/ Robert M. Kadlick
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory

Navigator CDO 2004, LTD., as a Lender

By:	Antares Asset Management, Inc., as Collateral Manager

By:	/s/ John Campos
Name:	John Campos
Title:	Authorized Signatory

BABSON CLO LTD 2005-I

BABSON CREDIT STRATEGIES CLO, LTD. SUFFIELD CLO, LIMITED, as Lenders

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

BILL & MELINDA GATES FOUNDATION TRUST, as a Lender

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY, as a Lender

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

HAKONE FUND LLC, as a Lender

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

ING Capital LLC, as a Lender

By:	/s/ Khursheed Sorabjee
Name:	Khursheed Sorabjee
Title:	Vice President

Bank of America, NA., as a Lender

By:	/s/ Mary K. Giermek
Name:	Mary K. Giermek
Title:	Senior Vice President

CIT LENDING SERVICES CORPORATION, as a Lender

By:	/s/ David Manheim
Name:	David Manheim
Title:	Vice President

Van Kampen Senior Loan Fund, as a Lender

By:	Van Kampen Asset Management

By:	/s/ Robert P. Drobny
Name:	Robert P. Drobny
Title:	Vice President

Van Kampen Senior Income Trust, as a Lender

By:	Van Kampen Asset Management

By:	/s/ Robert P. Drobny
Name:	Robert P. Drobny
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Allied Irish Banks PLC, as a Lender

By:	/s/ Joanne Gibson
Name:	Joanne Gibson
Title:	Assistant Vice President

By:	/s/ Norbert Galligan
Name:	Norbert Galligan
Title:	Vice President

AIB Debt Management Ltd, as a Lender

By:	/s/ Joanne Gibson
Name:	Joanne Gibson
Title:	Assistant Vice President
Investment Advisor to AIB Debt Management, Limited

By:	/s/ Norbert Galligan
Name:	Norbert Galligan
Title:	Vice President
Investment Advisor to Debt Management, Limited